Exhibit 10.93(a)
                            Fixture Financing Leases

LEASE AGREEMENT

     TO OUR VALUED CUSTOMER: This Lease has been written in "Plain English" When we use the words you and your in this Lease, we mean you, our Customer, which is the Lessee indicated below When we use the words We, US, and our in this Lease, we mean the Lessor,

Pacifica Capital

CUSTOMER              Play Co. Toys & Entertainment Corp.                                                       Approval
Information           550 Rancheros Drive, San Marcos, CA 92069
                                                                                                                Lease

                     The Block in Orange - 20 City Blvd. West, #203, Oramge, CA 92868

SUPPLIER             Lozier Corporation
INFORMATION          Street Address/City/State/Zip                                                                   Supplier Phone
                     P.O. Box 3577, OTaha, NE 68103                                                                  800-228-9882

EQUIPMENT            Quantity                        Make/Model                                          Serial Number
DESCRIPTION          Store Fixtures
                     See Exhibit A Attached Hereto And Made A Part Hereof


END OF LEASE   (Check one  applicable box. If no box is checked, the fair market value will apply.)
PURCHASE
OPTION          Fair Market Value Purchase  Option      x Fixed Price Purchase Option of $1.00
                Fixed Price Purchase Option  % of the total Cash Price

TERM AND        Lease Term (months)         Lease Payment
LEASE PAYMENT         60                     $963.61
SCHEDULE

                                                                      You agree to pay at the time you sign this Lease
                                                                      A) Total Advance Lease Payment    (Mos)   = $ 1 ,927. 22
                                                                      B) Salesluse Tax on Advance Lease Payment = $  inc.
LEASE PAYMENT                                                         C) One-time Documentaurso Fee             = $ 500.00
                                                                      0) Total of A + B + C                     = $ 2,427.22

                                                            If more than one Lease Payment is required in advance. the additional amount will be applied at the end of the original or any renewal term.


INSURANCE            You are required to provide and maintain  insurance related
& TAXES              to the  Equipment,  and to pay any  property,  use another taxes refitted to this Lease or the Equipment (See Sections
                     4 and 6 on the back of this Lease) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption

     TERMS AND CONDITIONS BY SIGNING THIS LEASE: (I) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON THE FRONT AND BACK OF THIS LEASE, (II) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE, AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (III) YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES, (IV) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN SECTION 7 OF THIS LEASE, (V) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO THIS LEASE RAThER THAN PURCHASE THE EQUIPMENT FOR THE TOTAL CASH PRICE, AND (VI) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS. YOU AND WE EXPRESSLY WAIVE ANY RIGHTS TO A TRIAL BY JURY.

Pacifica  Capital                                      Play  Co.  Toys &
                                                       Entertainment Corp.
Bette Kerhoulas, Pres. of Gen. Ptr.                    James Frakes, Chief Financial Officer

     THIS PERSONAL GUARANTY CREATES SPECIFIC LEGAL OBUGATIONS When we use the we, us, and our in this personal Guarantee. we mean the lessor named above

     In consideration of Our entering into the lease agreement identified above ("Lease"). you unconditionaly and irrevocably guarantee to us, our successors and assigns the prompt payment and performance of all obligations of the Customer identified above ("Leasee") under the Lease. You agree that this is a guaranty of payment and not of collection and that we can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease. You waive all defenses and notices including those of protest, presentment and demand. You agree that we can renew, extend or otherwise modify the terms of the Lease and you will be bound by such changes. If the Lessee defaults under the Lease. you will immediately perform all obligations of the Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease. You will pay to us all expenses, including attorneys' fees) incurred by us in enforcing our rights against you the Lessee This is a continuing guaranty that will not he discharged or affected by your death and will bind your heirs and personal representatives. You waive any rights to seek repayment from the Leasee in the event you must pay us if more than one personal guarantor has signed this Personal Guaranty, each of you agree that your liability is joint and several. You authorize us any of our affiliates to obtain credit bureau reports regarding your personal credit and make other creat inquiries that we determine are necessary.

     THIS PERSONAL GUARANTY IS GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS YOU EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

Personal Guarantor (no title)                     Personal Guarantor (no title)

Print Name                                        Print Name

Home Street Address/City/State/Zip                Home Street Address/City/State/Zip

                                   EXHIBIT "A"



         12       PLT UPRITE,54H,06 BASE
         12       PLT UPRITE,60H,06 BASE
         10       PLT UPRITE,66H,06 BASE
         24       PLT UPRITE,72H,06 BASE
         30       PLT UPRITE,84H,06 BASE
         60       PLT UPRITE,96H,06 BASE
          9       PLT S STYLE DECK,36WX160
          2       PLT S STYLE DECK,36WX19D
         24       PLT S STYLE DECK,36WX22D
          9       PLT S STYLE DECK,48WX13D
         74       PLT S STYLE DECK,48WX16D
         10       PLT S STYLE DECK,48WX19D
         64       PLT S STYLE DECK,48WX22D
         30       PLT S STYLE SHELF,36WX13D
         60       PLT S STYLE SHELF,36WX15D
         40       PLT S STYLE SHELF,36WX17D
          40      PLT S STYLE SHELF,36WX19D
          6       PLT S STYLE SHELF,36WX22D
         50       PLT S STYLE SHELF,48WX13D
         270      PLT S STYLE SHELF,48WX15D
         140      PLT S STYLE SHELF,48WX17D
         120      PLT S STYLE SHELF,48WX19D
         30       PLT S STYLE SHELF,48WX22D
          6       PLT BACK,36WX30H,36H UPRITE OR 30H UPPERM PEG
          6       PLT BACK,36WX48H,54H UPRITE OR 48H UPPER, PEG
          6       PLT BACK,36WX60H,66H UPRITE OR 60H UPPER,PEG
          6       PLT BACK,36WX66H,72H UPRITE OR 66H UPPBR,PEG
         30       PLT BACK,48WX30H,36H UPRITE OR 30H UPPER,PEG
         30       PLT BACK,48WX48H,5411 UPRITE OR 48H UPPER,PEG
          2       PLT BACKM48WX6OH,66H UPRITE OR 60H UPPER,PEG
         20       PLT BACK,48WX6611,72H UPRITE OR 66H UPPER,PEG
         16       N/A CENTER RAIL,48W
         16       PLT PLICER RAIL,48W
         100      PLT TOP RAIL,48W



     This Exhibit "A" is affached to and a part of Lease No. ___________and constitutes a true and accurate description of the equipment.

LESSEE Play Co. Toys & Entertainment Corp.

By     James Frakes           Title:  Chief Financial Officer

LESSOR: Pacifica Capital

By:     Bette Kerhoulas       Title:  Pres. of Gen. Ptr.  Date:  3/24/99

                                   EXHIBIT "A"



         4        N/A CENTER RAIL,36W
         4        PLT SPLICER RAIL,36W
         20       PLT TOP RAIL,36W
         150      PLT SLOTWALL CENTER RAIL,48W
         24       PLT SLOTWALL CENTER RAIL, 36W
         36       GLV SLOTWALL BACK SPACER CLIP
         30       PLT SLOTWALL SPLICER RAIL,48W
          6       PLT SLOTWALL SPLICER RAIL,36W
         100      PLT BOTTOM RAIL,48W,HEAVY DUTY
         22       PLT BOTTOM IUJL,36W,HEAVY DUTY
         110      PTD BASE BRKT,22D,06 BASE
         24       PTD BASE BRKT,19D,06 BASE
         100      PTD BASE BRKT,16D,06 BASE
          12      PTD BASE BRKT,13D,06 BASE
         21       CHR BASE ENDTRIM,22D,06 BASE,PAIWLH/RTI
          12      CHR BASE ENDTRIM, 1 9D,06 BASE,PAIR-LH/RH
         20       CHR BASE ENDTRIM,16D,06 BASE,PAIR-LH/RH
          3       CHR BASE ENDTRIM,13D,06 BASE,PAIRLH/Rll
         34       CHR CLOSED FRONT,36W,06 BASE
         34       CHR CLOSED BASE FRONT,48W,06 BASE
          2       PLT END MDSE PANEL,36WX60H,06 BASE,PTDSLOTWL
          3       PLT END MDSE PANEL,48WX66H,06 BASE,PTDSLOTWL
          5       PLT END MDSE PANEL,48WX72H, 06 BASE,PTDSLOTWL
          6       PLT END MDSE PANEL,36WX84H,06 BASE,PTDSLOTWL
          8       109 END DECK,35WX16D,06 BASE
          8       109 END DECK,47WX19D,06 BASE
          7       IGR WIDESPAN UPRITE FRAME,24DX96H
         38       IGR WIDESPAN BEAM,96L,STD DUTY
         38       IGR WIDESPAN SHELF SUPPORT,24D,STD DUTY
          4       804 WIDESPAN PARTBD SHELF,96WX24D,STD DUTY
          15      ZNC WIDES PAN SHELF,96WX24D, WIREGRID
          2       SAT DOORKIT,36WX5 lH,GLASS,W/LOCK
          9       SAT DOORKIT,48WX40H,GLASS,W/LOCK
         16       SAT DOORKIT,48WX5 lH,GLASS,W/LOCK


     This Exhibit "A" is aflached to and a part of Lease No. and constitutes a true accurate description of the equipment.


LESSEE:Play Co Toys & Entertainment Corp.

By:
         James Frakes         Title:      Chief Financial
            Officer

LESSOR: Pacifica Capital

By:      Bette Kerhoulas                   Pres. of Gen. Ptr.  Date:     3/24/99

          3       SAT DOORKIT,48W,87H,TEMP GLASS,W/LOCK
          2       PLT DOORKIT ENDTRIM,22DX87H
          4       PLT DORKIT ENDTRIM,19DX87H
          8       PLT DOORKIT ENDTRIM,22DX51H
          4       PLT DOORKIT ENDTRIM,I9DX51H
          8       PLT DOORKIT ENDTRIM,16DX4OH
          4       CLRBCP GLASS SHELF ASSEMBLY
          4       CLRBCP GLASS SHELF ASSEMBLY
          8       CLRBCP GLASS SHELF ASSEM
          8       CLRBCP GLASS SHELF ASSEM
          8       CLRBCP GLASS SHELF ASSEM
         12       CLRBCP GLASS SHELF ASSEM
         12       CLRJ3CP GLASS SHELF ASSEM
         36       CLRBCP GLASS SHELF ASSEM
         40       CLRBCP GLASS SHELF ASSEM
         40       CLRBCP GLASS SHELF ASSEM
         100      GLV CANOPY BRKT,FOR LAM CANOPY
         25       WHT CANOPY LITE BRKT,FOR UNDER SHELF APPL
          20      GLV BASE BRACKET ANCHOR LATE,PACK OF 10
          20      PLT UPRITE TOP CAP,PACK OF TEN

         6                 PLT8RG 4 WAY DISPLAY,24DX54H,W/DECK,SLOTWL/MTK
         48                PLT DL STYLE SHELF,24WX1OD
         48                PLT DL STYLE SHELF,24WX07D
         148               N/A SHELF ALIGNMENT/WALLSECTION BASE PIN
         3                 GLV LEVELING LEG WRENCH
         1                 N/A MATERIAL SAFETY DATA SHEET/FORM #1461 7B
         1                 N/A INST.INST, BASIC SHELVING - ADD ON
         2                 PLT S STYLE SHELF, 36WC13D
         2                 PLT S STYLE SHELF,48WX13D
         2                 PLT S STYLE SHELF 48WX15D
         16                PLT SLOTWALL SPLICER RAIL,48W





     This Exhibit "A" is attached to and a part of Lease No. and constitutes a true and accurate description of the equipment.




LESSEE: Play Co. Toys & Entertainment Corp.

James Frakes     Title: Chief Financial Officer   Date

LESSOR: Pacifica Capital

By:                          Pres. of Gen. Ptr. Date:                   3/24/99
             Bette Kerhoulas

                                                           DELIVERY & ACCEPTANCE

DELIVERY AND
ACCEPTANCE CERTIFICATE

By signing below, you, the Lessee, agree:

     A) That all equipment described in the lease identified below ( Equipment") has been delivered, inspected, installed and is unconditionally and irrevocably accepted by you as satisfactory for all purposes of the lease and

     B) That we, the Lessor named on the front of the lease identified below are authorized to purchase the Equipment and start billing you under the lease

Lessee Name

   Play Co. Toys & Entertainment Corp.

Authorized Signature

James Frakes

Title                         Date

Chief Financial Officer       3/24/99

                              ASSIGNMENT OF INVOICE


     KNOW ALL MEN BY THESE PRESENTS: THAT REFERENCE IS HEREBY MADE TO that ce~ain equipment Lease dated 3/3/99 by and between ______________ ------ Play Co. Toys & Entertainment Corn. (Lessee), and Pacifica Capital (Lessor), and in which Playco Toys (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,

     Lessee and Lessor mutually agreed that the subject leased personal property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor. It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment.

     Assignor hereby assigns and conveys to Pacifica Capital (Lessor) all of its right, title and interest that it may have in and under that certain Vendor Invoice No. 156652-OOO~OO dated 11/02/98 , from Lozier Corporation (\,endor), attached hereto and in the equipment identified therein (Equipment). Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceptance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Capital (Lessor) free from any claims and encumbrances

     IN WITNESS WHEREOF, Assignor has hereunto executed this document this __________ day of 1999

Assignor:     Play Co. Toys & Entertainment Corp.
By:           James Frakes
Title:        Chief Financial Officer

                         CORPORATE RESOLUTION TO LEASE


     RESOLVED, that this corporation, Play Co. Toys & Entertainment Corp. lease from Pacifica Capital hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions as the officers hereinafter authorized, in their discretion, may deem necessary or advisable now or in the future.

     RESOLVED  FURTHER,   that  the  following   authorized   officers  of  this
corporation

Chief Financial Officer  James Frakes
Title Name               Signature

     be and they hereby are authorized, directed and empowered in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease or leases and in connection with or incidental to the carrying of the same into effect, including without limitation on the scope of the foregoing, the execution, acknowledgment, and delivery of any and all instruments and documents which may be reasonably required by Lessor under or in connection with any such lease

     RESOLVED FURTHER. that Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in the office of the officers herein named, and further that said officers have deemed said leases and agreements to be in the best interests of this corporation, and the execution of such lease agreements by said officers shall be conclusive evidence of their approval thereof.

     I, Richard Brady President of Play Co. Toys & Entertainment Corp., a corporation, incorporated under the laws in the State of Del aware do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, adopted at a meeting, which was duly and regularly called and held in all respects as required b law, and the by-laws of the said corporation, at the office thereof on the /3rd day of / ~arch ,igV__99, at which meeting a quomm was present and in favor of said resolution. I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing herein are the signatures of the officers authorized to sign for this corporation by the said resolutions.

     IN WITNESS WHEREOF, I have hereunto set my hand as~such President and affixed the corporate seal of the said corporation, this 3rd day of March, 1999


                                                                            SEAL
Richard Brady

President of Play Co. Toys & Entertainment Corp.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

LEASE AGREEMENT

     TO OUR VALUED CUSTOMER: This Lease has been written in "Plain English" When we use the words you and your in this Lease, we mean you, our Customer, which is the Lessee indicated below When we use the words We, US, and our in this Lease, we mean the Lessor,

Pacifica Capital

CUSTOMER              Play Co. Toys & Entertainment Corp.                                                       Approval
Information           550 Rancheros Drive, San Marcos, CA 92069
                                                                                                                Lease

                    6170 West Grand Ave., #559, Gurnee, IL 60031   760-471-4504

SUPPLIER             Lozier Corporation
INFORMATION          Street Address/City/State/Zip                                                                   Supplier Phone
                     P.O. Box 3577, Omaha, NE 68103                                                                  800-228-9882

EQUIPMENT            Quantity                        Make/Model                                          Serial Number
DESCRIPTION          Store Fixtures

                     See Exhibit A Attached Hereto And Made A Part Hereof


END OF LEASE   (Check one  applicable box. If no box is checked, the fair market value will apply.)
PURCHASE
OPTION          x Fair Market Value Purchase  Option      Fixed Price Purchase Option of $1.00
                not to exceed 5%
                Fixed Price Purchase Option  % of the total Cash Price

TERM AND        Lease Term (months)         Lease Payment
LEASE PAYMENT         60                     $849.00
SCHEDULE

                                                                      You agree to pay at the time you sign this Lease
                                                                      A) Total Advance Lease Payment    (Mos)   = $ 1,698.00
                                                                      B) Salesluse Tax on Advance Lease Payment = $  inc.
LEASE PAYMENT                                                         C) One-time Documentaurso Fee             = $ 0.00
                                                                      D) Total of A + B + C                     = $ 1,698.00

                                                            If more than one Lease Payment is required in advance. the additional amount will be applied at the end of the original or any renewal term.


INSURANCE            You are required to provide and maintain  insurance related
& TAXES              to the  Equipment,  and to pay any  property,  use another taxes refitted to this Lease or the Equipment (See Sections
                     4 and 6 on the back of this Lease) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption

     TERMS AND CONDITIONS BY SIGNING THIS LEASE: (I) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON THE FRONT AND BACK OF THIS LEASE, (II) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE, AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (III) YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES, (IV) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN SECTION 7 OF THIS LEASE, (V) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO THIS LEASE RAThER THAN PURCHASE THE EQUIPMENT FOR THE TOTAL CASH PRICE, AND (VI) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS. YOU AND WE EXPRESSLY WAIVE ANY RIGHTS TO A TRIAL BY JURY.

Pacifica  Capital                                      Play  Co.  Toys &
                                                       Entertainment Corp.
Bette Kerhoulas, Pres. of Gen. Ptr.                    James Frakes, Chief Financial Officer

     THIS PERSONAL GUARANTY CREATES SPECIFIC LEGAL OBUGATIONS When we use the we, us, and our in this personal Guarantee. we mean the lessor named above

     In consideration of Our entering into the lease agreement identified above ("Lease"). you unconditionaly and irrevocably guarantee to us, our successors and assigns the prompt payment and performance of all obligations of the Customer identified above ("Leasee") under the Lease. You agree that this is a guaranty of payment and not of collection and that we can proceed directly against you without first proceeding against the Lessee or against the equipment covered by the Lease. You waive all defenses and notices including those of protest, presentment and demand. You agree that we can renew, extend or otherwise modify the terms of the Lease and you will be bound by such changes. If the Lessee defaults under the Lease. you will immediately perform all obligations of the Lessee under the Lease, including, but not limited to, paying all amounts due under the Lease. You will pay to us all expenses, including attorneys' fees) incurred by us in enforcing our rights against you the Lessee This is a continuing guaranty that will not he discharged or affected by your death and will bind your heirs and personal representatives. You waive any rights to seek repayment from the Leasee in the event you must pay us if more than one personal guarantor has signed this Personal Guaranty, each of you agree that your liability is joint and several. You authorize us any of our affiliates to obtain credit bureau reports regarding your personal credit and make other creat inquiries that we determine are necessary.

     THIS PERSONAL GUARANTY IS GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS YOU EXPRESSLY WAIVE ANY RIGHT TO A TRIAL BY JURY.

Personal Guarantor (no title)                     Personal Guarantor (no title)

Print Name                                        Print Name

Home Street Address/City/State/Zip                Home Street Address/City/State/Zip

                                   EXHIBIT "A"




12 PLT UPRITE 60H OG BASE
10 PLT UPRITE 66H 06 BASE
24 PLT UPRITE 72H 06 BASE
60 PLT UPRITE 85H 06 BASE
24 STYLE DECK 36Wx16D
3 PLT STYLE DECK 3GWxl 9D
6 PLT STYLE DECK 36Wx22D
9 PLT STYLE DECK 48Wx13~
145 PLT STYLE DECK 48Wx16D
15 PLI STYLE DECK 48Wx1 9D~
44 PLT S STYLE DECK 48Wx22D
60 PLT S STYLE SHELF 36Wx15D
10 PLI S STYLE SHELF 36Wx17D
20 PLT S STYLE SHELF 36Wx19D
6 PLT S STYLE SHELF 36Wx22D
20 PLT S STYLE SHELF 48Wx1OD
120 PLT S STYLE SHELF 48Wx13D
600 PLT S STYLE SHELF 48Wx15D
100 PLT S STYLE SHELF 48Wx17D
120 PLT S STYLE SHELF 48Wx19D
44 PLT S STYLE SHELF 48Wx22D
8 PLT BACK 36Wx30H 36H UPRITE DR 30H UPPER PEG
8 PLT BACK 36Wx48H 54H UPRITE DR 48H UPPER PEG
60 PLT BACK 48Wx30H 36H UPRITE DR 30H UPPER PEG
60 PLT BACK 48Wx48H 54H UPRITE DR 48H UPPER PEG
16 PLT BACK 48Wx54H 60H UPRITE DR 54H UPPER PEG
24 N/A CENTER RAIL 48W
24 PLT SPLICER RAIL 48W
130 PLTTOPRAIL48W
4 N/A CENTER RAIL 36W
4 PLT SPLICER RAIL 36W

     This Exhibit 'A" is attached to and a part of Lease No. ____________and constitutes a true and accurate description of the equipment.

LESSEE:       Play Co. Toys & Entertainment Corp.

By: James Frakes         Chief Financial Officer       3/3/99

LESSOR: Pacifica Capital

By:      Bette Kerhoulas      Pres. of Gen. Ptr.  Date:     3/24/99

                                   EXHIBIT "A"

24 PLT TOP RAIL36W
180 PLT SLOTWALL CENTER RAIL 48W
34 PLT SLOTWALL CENTER RAIL 36W
40 GLV SLOTWALL BACK SPACER CLIP
34 PLT SLOTWALL SPLICER RAIL 48W
130 PLT BOTTOM RAIL 48W HEAVY DUTY
24 PLT BOTTOM RAIL 36W HEAVY DUTY
60 PTD BASE BRKT22DO6 BASE
40 PTD BASE BRKT 19006 BASE
210 PTD BASE BRKT 160 06 BASE
12 PTD BASE BRKT 13006 BASE
12 CHR BASE ENOTRIM 22D 06 PAIR - LH/RH BASE
16 CHR BASE ENOTRIM 190 06 PAIR - LH/RH BASE
40 CHR BASE ENOTRIM 160 06 PAIR - LH/RH BASE
3 CHR BASE ENDTRIM 18D 06 PAIR - LH/RH BASE
34 CHR CLOSED BASE FRONT 36V~ 06 BASE
220 CHR CLOSED BASE FRONT 48W 06 BASE
2 PLT END MOSE PANEL 06 BASE PTD SLOTWALL 36Wx60H
4 PLT END MOSE PANEL 06 BASE PTD SLOTWALL 36Wx66H
9 PLT END MOSE PANEL 06 BASE PTD SLOTWALL 36Wx72H
12 PLT END MOSE PANEL 36Wx84H 06 BASE PTD SLOTWALL
27 1C9 END DECK 35Wx16D 06 BASE
8 IGR WIDESPAN UPRITE FRAME 24Dx96H
10 IGR WIDESPAN UPRITE FRAME 18Dx96H
24 IGR WIDESPAN BEAM 96L STO DUTY
18 IGR WIDESPAN BEAM 72L STD DUTY
12 IGR WIDESPAN BEAM 48L STO DUTY
50 IGR WIDESPAN SHELF SUPPORT 24D STO DUTY
50 IGR WIDESPAN SHELF SUPPORT 180 STO DUTY
1 804 WIDESPAN PARTBD SHELF 96Wx24D STO DUTY
3 S04 WIDESPAN PARTBD SHELF 72W~4D STO DUTY
1 S04 WIDESPAN PARTBD SHELF 48Wx18D STO DUTY

     This Exhibit "A" is attached to and a part of Lease No. and constitutes a true and accurate description of the equipment.




LESSEE:       Play Co Toys & Entertainment
              Corp.
By:      James Frakes         Title: Chief Financial Officer    3/3/99

LESSOR:Pacifica Capital

By:       Bette Kerhoulas     Title:  Pres. of Gen. Ptr  Date:       3/24/99

                                   EXHIBIT "A"





2                    WIDESPAN SHELF 96W~4D WIREGRID
9                    SAT DOORKIT 48Wx40H GLASS WITH LOCK
15                   SAT DOORKIT 48Wx51 H GLASS WITH LOCK
6                    SAT DOORKIT 48Wx87H TEMP GLASS WITH LOCK
52                   CLRBCP GLASS SHELF ASSEM
40                   CLRBCP GLASS SHELF ASSEM
40                   CLRBCP GLASS SHELF ASSEM
100                  GLV CANOPY BRKT FOR LAM CANOPY
100                  WHT CANOPY LITE BRKT FOR UNDER SHELF APPL
2                    IGR WIDESPAN BEAM 60L STD DUTY
5                    S04 WIDESPAN PARTBD SHELF 96Wx1 8D STD DUTY
1                    804 WIDESPAN PARTBD SHELF 48Wx24D STD DUTY
24                   PLT S STYLE DECK 36Wx16D
36                   PLT S STYLE DECK 48Wx16D
58                   PTD BASE BRKT 16D 06 BASE
3                    PLT END MDSE PANEL 36Wx72H 06 BASE PTDSLOTWL MTK
4                    PLT END MDSE PANEL 36Wx84H 06 BASE PTD$LOTWL MTK
7                    109 END DECK 35Wx16D 06 BASE
4                    SAT DOORKIT 48Wx87H TEMP GLASS WITH LOCK
6                    ZNC WIDESPAN SHELF 96Wx24D WIREGRID
118                  N/A SHELF ALIGNMENT/WALLSECTION BASE PIN
3                    GLV LEVELING LEG WRENCH
2                    PLT S STYLE SHELF 36Wx17D
2                    SAT DOORKIT 48x87H TEMP GLASS WITH LOCK

     This Exhibit "A" is attached to and a part of Lease No. and constitutes a true and accurate description of the equipment.




LESSEE:       Play Co Toys & Entertainment
              Corp.
By:      James Frakes         Title: Chief Financial Officer    3/3/99

LESSOR:Pacifica Capital

By:       Bette Kerhoulas     Title:  Pres. of Gen. Ptr  Date:       3/24/99

                                                           DELIVERY & ACCEPTANCE

DELIVERY AND
ACCEPTANCE CERTIFICATE

By signing below, you, the Lessee, agree:

     A) That all equipment described in the lease identified below ( Equipment") has been delivered, inspected, installed and is unconditionally and irrevocably accepted by you as satisfactory for all purposes of the lease and

     B) That we, the Lessor named on the front of the lease identified below are authorized to purchase the Equipment and start billing you under the lease

Lessee Name

   Play Co. Toys & Entertainment Corp.

Authorized Signature

James Frakes

Title                         Date

Chief Financial Officer       3/24/99

                              ASSIGNMENT OF INVOICE


     KNOW ALL MEN BY THESE PRESENTS: THAT REFERENCE IS HEREBY MADE TO that certain equipment Lease dated 3/3/99 by and between ______________ Play Co. Tovs & Entertainment Corp. (Lessee), and Pacifica Capital (Lessor), and in which Playco Toys (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,

     Lessee and Lessor mutually agreed that the subject leased personal property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor. It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment.

     Assignor hereby assigns and conveys to Pacifica Capital (Lessor) all of its right, title and interest that it may have in and under that certain Vendor Invoice No. 153483-000-00 dated 11/4/98 from Lozier Corporation (Vendor), attached hereto and in the equipment identified therein (Equipment). Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceptance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Capital (Lessor) free from any claims and encumbrances.

     IN WITNESS WHEREOF, Assignor has hereunto executed this document this ~<\ day of March 1999

Assignor: Play Co. Toys & Entertainment Corp.


By:       James Frakes
Title:    Chief Financial Officer

                          CORPORATE RESOLUTION TO LEASE

     RESOLVED, that this corporation, Play Co. Toys & Entertainment Corp. lease from Pacifica Capital hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions as the officers hereinafter authonzed. in their discretion, may deem necessary or advisable now or in the future.

     RESOLVED  FURTHER,   that  the  following   authorized   officers  of  this
corporation

Chief Financial Officer             James Frakes
Title                               Name                       Signature

     be and they hereby are authorized, directed and empowered in the name of this corporation. to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease or leases and in connection with or incidental to the carrying of the same into effect, including without limitation on the scope of the foregoing, the execution, acknowledgment, and delivery of any and all instruments and documents which may be reasonably required by Lessor under or in connection with any such lease.

     RESOLVED FURTHER, that Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in the office of the officers herein named, and further that said officers have deemed said leases and agreements to be in the best interests of this corporation, and the execution of such lease agreements by said officers shall be conclusive evidence of their approval thereof.

     I, Richard Brady President of Play Co. Toys & Entertainment Corp., a corporation, incorporated under the laws in the State of Del aware do hereby certify that the foregoing is a full, tme and correct copy of resolutions of the Board of Directors of the said corporation, adopted at a meeting, which was duly and regularly called and held in all respects as required by law, and the by-laws of the said corporation, at the office thereof on the ~ 3rd day of / March ,i 9)(__99, at which meeting a quomm was present and in favor of said resolution. I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing herein are the signatures of the officers authorized to sign for this corporation by the said resolutions.

     IN WITNESS WHEREOF, I have hereunto set my hand as such President and affixed the corporate seal of the said corporation, this X 3rd day of 1 March , 1999

                                                                            SEAL
Richard Brady


President of Play Co. Toys & Entertainment Corp.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

                          END OF LEASE PURCHASE OPTION


     Pacifica Capital, the Lessor named in an Equipment Lease dated March 3 .19 99' number ______________ ("Lease") hereby grants to the Lessee named in the Lease and identified below (the "Lessee"), the right of first refusal to purchase the equipment leased thereby, as a whole and not in part, on an "AS IS, WHERE IS," BASIS, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER, EXPRESS OR IMPLIED, at the end of the original or any renewal term of such Lease, for an amount equal to:

Check              One

A.       X         End of Lease Fair Market Value; Not to exceed 5%
B.       []        10% Stated End of Lease Fair Market Value $
C.       []        $1.00;
D.       []        10% Option;
E.       []        Other$
         -

PLUS ANY APPLICABLE TAX, (Collectively "Purchase Option Price").

Lessee understands and agrees that no salesperson or agent of the Supplier of the equipment is authorized to alter or sign this agreement. This option is not binding upon Lessor unless signed by an authorized employee of Lessor.

This option being predicated upon the ability of the Lessee to maintain his account with Lessor in good order and make prompt and timely payments, this option shall expire and become null and void if the Lessee is in default for a period of thirty (30) days or longer. As an additional condition of this option, Lessee shall pay to Lessor, by the last day of the term of the Lease, all other amounts due from Lessee to Lessor under the Lease, including but not limited to property taxes, insurance, late fees, interest, or other charges which from time to time may be assessed under the Lease. This option may be exercised by Lessee only upon not less than thirty (30) days nor more than sixty (60) days prior written notice to Lessor, and accompanied by the Purchase Option Price.


LEASSEE Play Co. Toys & Entertainment Corp.

By: James Frakes
Title: Chief Financial Officer
Date:3/3/99


LESSOR: Pacifica Capital

By: Bette Kerhoulas
Title: Pres. of Gen. Ptr.
Date: 3/24/99

                                             Play Co. Toys & Entertainment Corp.
                                        550 Rancheros Drive San Marcos, CA 92069

To: Contact Name
Insurance Company
Address
City/State/Zip
Phone Number

                          INSURANCE CERTIFICATE REQUEST

     We have entered into a lease with Pacifica Capital. Please see Exhibit "A" attached to this request for the complete description of the equipment that we are leasing. The equipment value is $37,409.01.

     This equipment is located at: 6170 West Grand Ave., #559, Gurnee, IL 60031

     Please see that we have immediate insurance coverage and issue insurance certificates with the following endorsements.

     1. Loss Payee & Additional Insured Endorsement:

                           SFC Capital Group Corporation
                           1390 Willow Pass Road Suite 850
                           Concord, CA 94520

     2. Additional Insured Endorsement:

                          Pacifica Capital
                          4 Venture Suite #260
                          Irvine, CA 92618

     [X] PHYSICAL DAMAGE: Insurance Coverage is to be provided for fire, theft, extended coverage, vandalism and malicious mischief for the full value of the equipment.

     [X] LIABILITY: Coverage should be written with minimum limits of $500,000 / $500,000 for Bodily Injury and $100,000 Property Damage or Combined Single Limits of $500,000 ($1,000,000 Combined for Heavy Machinery and Vehicles).

By: James Frakes
Title: Chief Financial Officer
Date:3/3/99

Please Fax All Insurance Certificates To (949) 727-3722
Questions? Call Karen (949) 727-3711 ext. 245

LEASE AGREEMENT

     TO OUR VALUED CUSTOMER: This Lease has been written in "Plain English" When we use the words you and your in this Lease, we mean you, our Customer, which is the Lessee indicated below When we use the words We, US, and our in this Lease, we mean the Lessor,

Pacifica Capital

CUSTOMER              Play Co. Toys & Entertainment Corp.                                                       Approval
Information           550 Rancheros Drive, San Marcos, CA 92069
                                                                                                                Lease

                           Various - See Exhibit "A"

SUPPLIER             Various - See Exhibit "A"
INFORMATION                                                                                                          Supplier Phone


EQUIPMENT            Quantity                        Make/Model                                          Serial Number
DESCRIPTION

                     See Exhibit A Attached Hereto And Made A Part Hereof


END OF LEASE   (Check one  applicable box. If no box is checked, the fair market value will apply.)
PURCHASE
OPTION          Fair Market Value Purchase  Option     [x] Fixed Price Purchase Option of $1.00
                Fixed Price Purchase Option  % of the total Cash Price

TERM AND        Lease Term (months)         Lease Payment
LEASE PAYMENT         60                     $1,389.91
SCHEDULE

                                                                      You agree to pay at the time you sign this Lease
                                                                      A) Total Advance Lease Payment    (Mos)   = $ 2,779.82
                                                                      B) Salesluse Tax on Advance Lease Payment = $  inc.
LEASE PAYMENT                                                         C) One-time Documentaurso Fee             = $ 500.00
                                                                      D) Total of A + B + C                     = $ 3,279.82

                                                            If more than one Lease Payment is required in advance. the additional amount will be applied at the end of the original or any renewal term.


INSURANCE            You are required to provide and maintain  insurance related
& TAXES              to the  Equipment,  and to pay any  property,  use another taxes refitted to this Lease or the Equipment (See Sections
                     4 and 6 on the back of this Lease) If you are tax-exempt, you agree to furnish us with satisfactory evidence of your exemption

     TERMS AND CONDITIONS BY SIGNING THIS LEASE: (I) YOU ACKNOWLEDGE THAT YOU HAVE READ AND UNDERSTAND THE TERMS AND CONDITIONS ON THE FRONT AND BACK OF THIS LEASE, (II) YOU AGREE THAT THIS LEASE IS A NET LEASE THAT YOU CANNOT TERMINATE OR CANCEL, YOU HAVE AN UNCONDITIONAL OBLIGATION TO MAKE ALL PAYMENTS DUE UNDER THIS LEASE, AND YOU CANNOT WITHHOLD, SET OFF OR REDUCE SUCH PAYMENTS FOR ANY REASON, (III) YOU WILL USE THE EQUIPMENT ONLY FOR BUSINESS PURPOSES, (IV) YOU WARRANT THAT THE PERSON SIGNING THIS LEASE FOR YOU HAS THE AUTHORITY TO DO SO AND TO GRANT THE POWER OF ATTORNEY SET FORTH IN SECTION 7 OF THIS LEASE, (V) YOU CONFIRM THAT YOU DECIDED TO ENTER INTO THIS LEASE RAThER THAN PURCHASE THE EQUIPMENT FOR THE TOTAL CASH PRICE, AND (VI) YOU AGREE THAT THIS LEASE WILL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND YOU CONSENT TO THE JURISDICTION OF ANY COURT LOCATED WITHIN MASSACHUSETTS. YOU AND WE EXPRESSLY WAIVE ANY RIGHTS TO A TRIAL BY JURY.

Pacifica  Capital                                      Play  Co.  Toys &
                                                       Entertainment Corp.
Bette Kerhoulas, Pres. of Gen. Ptr.                    James Frakes, Chief Financial Officer

     THIS PERSONAL GUARANTY CREATES SPECIFIC LEGAL OBUGATIONS When we use the we, us, and our in this personal Guarantee. we mean the lessor named above

                    Inventory Addendum to Lease Aqreement No:


                   Between Pacifica Finance Company, as Lessor
               And Play Co. Toys & Entertainment Corp., as Lessee
                              Dated _________ 1999



     LOCATION: Play Co. Toys & Entertainment Corp. (Lessee) Agrees to amend Paragraph 3 of the Lease Agreement. In lieu of records showing the location of each piece of leased equ~pment. Lessee will report this location to Lessor upon request by Lessor. Failure to do so shall constitute a breach of the lease, which default shall be governed by the terms and conditions specified in Paragraph 3 of the Lease Agreement. Agreed to this day of 1999


LESSEE: Play Co. Toys & Entertainment Corp.
By: James Frakes     Title:  CFO         Date: 4/2/99



LESSOR: Pacifica Finance Company


By: Title: Date:

                                   EXHIBIT "A"

Equipment Location: Portion of payment: $1,025.39

550 Rancheros Drive
San Marcos, CA 92069
Equipment Cost:                    $6,470.00
Tax 7.75%:                            501.43
Total:                             $6,971.43

Vendor:
Vision Point of Sale, Inc.
2470 Brickvale Drive
Elk Grove Village IL 60007



   3                         NCR Master POS Terminal with the following
                             21/21 Receipt Printer
                             Keyboard
                             Standard Cash Drawer & Till
                             3.5" Flex Drive
                             CCC/PCI F/Modem I/F
   5                         NCR Electronic Cash Register:
                             Satellite Terminal with:
                             21/21 Receipt Printer
                             Keyboard
                             Standard Cash Drawer wiTill
   7                         NCR 2123 POS Printer







     This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Equipment Location:
550 Rancheros Drive
San Marcos, CA 92069
Equipment Cost:                    $2,500.00
Tax 7.75%:                            193.75
Shipping:                             825.00
Total:                             $3,518.75


Vendor:
Teldata Voice & Data Communications
9085 Aero Drive
San Diego CA 92123

   1                         SALES CD
                             MTXSDV


















     This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Equipment Location:
550 Rancheros Drive
San Marcos, CA 92069
Equipment Cost:                   $12,628.20
Tax 7.75%:                            978.69
Total:                            $13,606.89


Vendor:
Connex System Integration
410 5. Santa Fe Rd., Suite 101
Vista CA 92084



1 HP LC3 P11 350 192MB RAM 2X 9.1 GB Hard Drive Sony SDT-9000 tape backup wiSony backup software
25                          License for Exchange Server (software)
25                          License NT Server (software)
1                           Proxy Server













     This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:




Page 3 of ll

                                   EXHIBIT "A"

   Equipment Location:
   550 Rancheros Drive
   San Marcos, CA 92069

Equipment Cost: $4,330.96
Tax 7.75%: 335.65
Total: $4,666.61


   Vendor:
   Data Pro
   735 Elliott Street
   Longmont CO 80501




5                            Epson Stylus 740 printer
                             Serial #'5 A6R1 380874,  A6R1 387421,  A6R1 350911,
                             A6R1 818129, A6R1 352039
5                            Parallel Printer Cables 10'
5                            USR Sportster 56K internal modem
1                            lomega ZIP drive
1                            ATI Expert 98 video card
1                            ASDS P5AB AT Motherboard
1                            AMD K6-2 333 CPU
1                            64 Meg PC10O DIMM memory
1                            CPU haetsinks with fan
1                            Toshiba 6302B 32X IDE CDROM
1                            Fujitsu 3.2G Harddisk
2                            IDE cables
1                            TEAC 32X CDROM
1                            Fujitsu 3.2G Harddisk
2                            Phoneplugs
2                            Bookshelf
1                            CS-i 14 Master View CPU Switch
4                            3 in 1 Mon/KB/Mouse cables
1                            3COM 3CCFE575BT 10/1 LAN PCMCIA card


     This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Continued:

Data Pro
735 Elliott Street
Longmont CO 80501
1                           Logitech Track ball
3                           Sylvania 17" Monitor
1                           Floppy Drive
1                           FIC VA-503 AT Motherboard
1                           AMD K6-2 266 CPU
1                           Heatsink with fan
I                           64 Meg PC1OO DIMM memory
1                           USR Sportster 56K internal modem









     This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Equipment Location:
550 Rancheros Drive
San Marcos, CA 92069

Equipment Cost:                    $4,617.00
Tax 7.75%:                            357.82
Total:                             $4,974.82


Vendor:
Mega Comm Technologies, Inc.
9109 Chesapeake Drive
San Diego CA 92123



5 WINDOWS NT WORKSTATION 4.0
10 MCAFEE VIRUS SCAN CLASSIC FOR 95/98/NT













    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Equipment Location:
550 Rancheros Drive
San Marcos, CA 92069

Equipment Cost: $7,342.09
Tax 7.75%: 567.52
Total: $7,909.61

Vendor:
COMPUSA
P.O. Box 200670
Dallas, TX 75320-0670




2                          BELK AUTO S/B RVESBL IEEE
1                          REAL 56+10/100 PC-CRD
1                          BELK CBL MACIMG2 8MM 10' P
1                          ESPO STYLUS COLOR 650
15                         BELK CBL 1OBT CATS 14' GRN
5                          BELK CBL DB 25 MM STR 15' G
5                          BROT PTOUCH 310 LBLPRTR
1                          TOSH BATT PACK LION 4000
2                          3COM 10/100 PCMCIA 16BIT
1                          CANO BJC-80
1                          CANOPORT KIT NK-300
6                          BELK CUCABAG IEEE PARCBL6
2                          READ CUSA CLEANING WIPES
4                          BELK CBL DB25 MM STR 15' G
1                          BELK 4P05 MAC SWITCHBOX
1                          VIEW 191N 25MM PS790
6                          LASERJET 6LSE
1                          VIEW 191N PS790
2                          SONY 17.25 200E5 MONITOR
1                          HP LASERJET hOOSE
3                          HP LASERJET 6LSE
1                          BELK AUTOS/B RVESBL IEEE







    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:



Page 7 of ll

                                   EXHIBIT "A"

Equipment Location:
27690-B Santa Margarita Parkway
Mission Viejo, CA 92691


Equipment Cost:     $1,551.08
Tax 7.75%:          120.21
Shipping:           592.50
Total:              $2,263.79
Portion of payment: $55.74

Vendor:
Toshiba
9740 Irvine Blvd.
Irvine, CA 92618

Phone System which includes:

1                            DK14-KSU-4 DKT PORTS 2-CD
1                            STRATA-DK1 4-DOCUMNTPAK-VB
1                            1 CO 2 DKT INTF 5K14/DK8
4                            10 KEY DIGITAL HANDSFREE
I                            10 KEY DIGITAL DISPLAY
5                           DK1 4/40/424-DIG ITELOUG-VC
1                           PERIPHERALS









    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                   EXHIBIT "A"

Equipment Location:
The Block in Orange
20 City Blvd. West #203
Orange, CA 92868

Equipment Cost:     $3,042.43
Tax 7.75%:          235.82
Shipping:           915.00
Total:              $4,193.25
Portion of payment: $103.24

Vendor:
Toshiba
9740 Irvine Blvd.
Irvine, CA 92618

Phone System which includes:
1                           DK14-KSU-4 DKT PORTS 2-CD
1                           STRATA-DK1 4-DOCUMNTPAK-VB
1                           1 CO 2 DKT INTF SK14IDK8
1                           SID TEL INTF DK14/DK8
1                           DTMF RCVR 3 CKT DK14/DK8
5                           10 KEY DIGITAL HANDSFREE
1                           10 KEY DIGITAL DISPLAY
6                           DKI 4/40/424-DIGITELOUG-VC
1                           PERIPHERALS



    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:





Page 9 of ll

                                   EXHIBIT "A"


Equipment Location:
208 W. Hillcrest Drive
Thousand Oaks, CA 91360

Equipment Cost:     $3,042.43
Tax 8.25%:          251.00
Shipping:           915.00
Total:              $4,208.43
Portion of payment: $103.61

Vendor:
Toshiba
9740 Irvine Blvd.
Irvine, CA 92618


Phone System which includes:
1                           DK14-KSU-4 DKT PORTS 2-CD
1                           STRATA-DK14-DOCUMNTPAK-VB
1                           1 CO 2 DKT INTF 5K14/DK8
1                           STD TEL INTF DK14/DK8
1                           DTMF RCVR 3 CKT DK14/DK8
5                           10 KEY DIGITAL HANDSFREE
1                           10 KEY DIGITAL DISPLAY
6                           DK1 4/40/424-DIGITELOUG-VC
1                           PERIPHERALS


    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:


Page lO of 11

                                   EXHIBIT "A"

Equipment Location:
Great Lakes Crossing Mall
3999 Joslyn Rd., #551
Auburn Hills, MI 48326

Equipment Cost:     $3.042.3
Tax 6.00%:          182.55
Shipping:           915.00
Total:              $4,139.98
Portion of
payment:            $101.93

Vendor:
Toshiba
9740 Irvine Blvd.
Irvine, CA 92618


Phone System which includes:
1                           DK14-KSU-4 DKT PORTS 2-CD
1                           STRATA-DKI 4-DOCUMNTPAK-VB
1                           1 CO 2 DKT INTF 5K14/DK8
1                           STD TEL INTF DK14/DK8
1                           DTMF RCVR 3 CKT DK14/DK8
5                           10 KEY DIGITAL HANDSFREE
1                           10 KEY DIGITAL DISPLAY
6                           DK1 4/40/424-DIGITELOUG-VC
1                           PERIPHERALS


    This Exhibit "A" is affached to and a part of Lease No. and constitutes a true and accurate description of the equipment.

LESSEE: Play Co. Toys & Entertainment Corp.
   By: James Frakes        Title:  CFO   Date: 4/2/99

LESSOR: Pacifica Finance Company
   By:                     Title:        Date:

                                                           DELIVERY & ACCEPTANCE

DELIVERY AND
ACCEPTANCE CERTIFICATE

By signing below, you, the Lessee, agree:

     A) That all equipment described in the lease identified below ( Equipment") has been delivered, inspected, installed and is unconditionally and irrevocably accepted by you as satisfactory for all purposes of the lease and

     B) That we, the Lessor named on the front of the lease identified below are authorized to purchase the Equipment and start billing you under the lease

Lessee Name

   Play Co. Toys & Entertainment Corp.

Authorized Signature

James Frakes

Title                         Date

Chief Financial Officer       3/24/99

                          CORPORATE RESOLUTION TO LEASE



RESOLVED, that this corporation, Play Co. Toys & Entertainment Corn. lease from Pacifica Finance Company hereinafter referred to as Lessor, such items of personal property, and upon such terms and conditions as the officers hereinafter authorized, in their discretion, may deem necessary or advisable now or in the future.

RESOLVED FURTHER, that the following authorized officers of this corporation

CFO                                 James Frakes
Title                               Name                               Signature

be and they hereby are authorized, directed and empowered in the name of this corporation, to do or cause to be done all such further acts and things as they shall deem necessary, advisable, convenient, or proper in connection with the execution and delivery of any such lease or leases and in connection with or incidental to the carrying of the same into effect, including without limitation on the scope of the foregoing, the execution, acknowledgment, and delivery of any and all instruments and documents which may be reasonably required by Lessor under or in connection with any such lease.

RESOLVED FURTHER, that Lessor is authorized to act upon this resolution until written notice of its revocation is delivered to Lessor, and that the authority hereby granted shall apply with equal force and effect to the successors in the office of the officers herein named, and further that said officers have deemed said leases and agreements to be in the best interests of this corporation, and the execution of such lease agreements by said officers shall be conclusive evidence of their approval thereof.

I,  Richard  Brady  President  of  Play  Co.  Toys  &  Entertainment   Corp.,  a
corporniion, incorporated under the laws in the State of Delaware do hereby certify that the foregoing is a full, true and correct copy of resolutions of the Board of Directors of the said corporation, adopted at a meeting. which was duly and regularly called and held in all respects as required by law, and the by-laws of the said corporation, at the office thereof on the I~ 3 day of ~A~(// ,1 9X9'; ,at which meeting a quorum was present and in favor of said resolution. I further certify that said resolutions are still in full force and effect and have not been amended or revoked and that the specimen signatures appearing herein are the signatures of the officers authorized to sign for this corporation by the said resolutions.

IN WITNESS WHEREOF, I have hereunto set my hand as such President and affixed the corporate seal of the said corporation, this 2nd day of April, 1999




                                                                            SEAL

Richard Brady

President of Play Co. Toys & Entertainment Corp.

                             DISCLAIMER OF OWNERSHIP


     The Undersigned (the t'Lessee") proposes to be the Lessee of certain equipment from Pacifica Finance Com~any (the "Lessor") pursuant to an Equipment Lease between Lessor and Lessee bearing Lease No._____________signed by the Lessee on ______________ 1999 (the "Lease"). The equipment covered by the Lease is hereinafter referred to as the "Equipment."

     The Equipment will be purchased by Lessor from Vision Point of Sale, Inc. (the "Vendor"). Vendor has given credit to Lessee for deposit received and/or a trade in of existing equipment. Upon Lessor's receipt of all necessary documentation and satisfaction of all conditions to Lessor entering into the Lease, Lessor shall pay the Vendor in full less the trade in value.

     Lessee hereby consents to the Vendor transferring the entire ownership in the Equipment to Lessor and effective on the actual transfer of the Equipment to Lessor, disciaims any ownership interest or rights in the Equipment except those the Lessee has by virtue of being the Lessee under the Lease.


LESSEE. Play Co Toys & Entertainment Corp.

BY:James Frakes
TITLE: CF0
DATE: 4/2/99

[GRAPHIC OMITTED]

                                             Play Co. Toys & Entertainment Corp.
                                                             550 Rancheros Drive
                                                            San Marcos, CA 92069

To:   Contact Name
      Insurance Company
      Address
      City/State/Zip
      Phone Number                                 Fax

                          INSURANCE CERTIFICATE REQUEST

     We have  entered into a lease with  Pacifica  Finance  Company.  Please see
Exhibit "A" attached to this request for the complete description of the equipment that we are leasing. The equipment value is $56~453.55.

     This equipment is located at: 550 Rancheros Drive , San Marcos, CA 92069

     Please see that we have immediate insurance coverage and issue following endorsements.

1.  Loss Payee & Additional Insured Endorsement:

                           AT&T Capital Leasing Services, Inc.
                           4420 rosewood Drive
                           Pleasanton, CA 94588

2.  Additional Insured Endorsement:

pacifica Finance Company
4 Venture Suite #260
Irvine, CA 92618

     PHYSICAL DAMAGE: Insurance Coverage is to be provided for fire, theft, extended coverage, vandalism and malicious mischief for the full value of the equipment.

     LIABILITY: Coverage should be written with minimum limits of $500,000 / $500,000 for Bodily Injury and $100,000 Property Damage or Combined Single Limits of $500,000 ($1,000,000 Combined for Heavy Machinery and Vehicles).

By: James Frakes
Title: CFO
Date:

Please Fax All  Insurance  Certificates  To
(949) 727-3722 Questions? Call Karen (949) 727-3711 ext. 245

[GRAPHIC OMITTED]

LESSOR                                                                                                                  LEASE NUMBER


Pacifica Capital
4 Venture Suite #260
Irvine, CA 92618
------------------------------------------------------------------------------------------------------------------------------------
                   FULL LEGAL NAME AND ADDRESS OF LESSEE                                    SUPPLIER OF EQUIPMENT (COMPLETE ADDRESS)
                   1
                                                                                    Vanous Vendors
                                                                                    See Exhibit "A'9 Attached
Play Co. Toys & Entertainment Corp.
550 Rancheros Drive
San Marcos, CA 9296~TLY AND SEVERALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
        QUANTITY              DESCRIPTION, MODEL #, CATALOG #, SERIAL#  OR'OTHER ID#
------------------------------------------------------------------------------------------------------------------------------------
          See Exhibit A Attached hereto and Made A Part Hereof

------------------------------------------------------------------------------------------------------------------------------------
EOUIPMENT
LOCATION IF    STREET ADDRESS            10251 Santa Monica Blvd.
DIFFERENT                               COUNTY____________________ STATE                                 ZIP____________________
            CITY   Los Angeles                    Los Angeles                            CA                         90067
------------------------------------------------------------------------------------------------------------------------------------
                    AMOUNT OF EACH PAYMENT                MONTHLY     XX         TERM OF LEASE   NO. OF PAYMENTS      SECURITY
                  (PLUS SALES TAX. IF APPLICABLE)         OTHEPUSPECIFY 0        (NO OF MONTHS)                       DEPOSIT
           $1,987.53                                                                60                    60               0.00
------------------------------------------------------------------------------------------------------------------------------------

                          TERMS AND CONDITIONS OF LEASE

     1 LEASE Lessee hereby leases from Leesor, and Lessor teases to Lessee. the personal propeny dercebed above. together with any replacement parts. additions, repairs or acceroones now or hereahei incorporated in or affixed to it (hereinafter referred to as the 'Equipment")

     2 ACCEPTANCE OF EOUIPMENT Lessee agrees to inspect the Equipment and to execute an Acknowledgement and Acceptance of Equipment by Lessee notne, as provided by Lessor, aher the Equipment has been deliverect ano aner Lessee is satistiert that the Equipment is satisfactory in every respect Lessee herehy authonzes Lessor to insert in this Lease senal numbers or other identifying data with respect to the Equipment

     3 DISCLAIMER OF WARRANTIES AND CLAIMS; LIMITATION OF REMEDIES. THERE ARE NO WARRANTIES BY OR ON BEHALF OF LESSOR Lessee acknowledges and aqrees by his signature below as follows

     (a) LESSOR MAKES NO WARRANTIES EITHER EXPRESS OR IMPLIED AS TO THE CONDITION OF THE EOUIPMENT ITS MERCHANTABILITY, ITS FITNESS OR SUITABILITY FOR ANY PARTICULAR PuRPOSE ITS DESIGN ITS CAPACITY, ITS CUALITY, OR WITH RESPECT TO ANY CHARACTERISTICS OF THE EOUIPMENT

     (b) Lessee has fully inspecred the Equipment which it haS requested Lessor to acquire and lease to Lessee and the Equipment is in good condition and to Lessee's complete satisfaction

     (c) Lessee leases the EqCipment Cs is' and with all faults,

     (d) Lessee Specifically acknowledges that the Equipment is leased to Lessee solely to Commercial or business parboses and not for personal lawly, hoUSehold, or agrCuitu.al purposes,

     (e) If the Equipment is not properly installed does Cot operate CS represented or warranied by the supplier or manufacturer or is unsatisfactory for any reason, regardless of cause or consequence. Lessee S only remedy it any Shall be against thy supplier or manafacturer of the Equipment and not against Lessor

     (f) Provided Lessee is not in delaull under this Lesne Lessor assigns to Lessee any warranties made by the supplier or the manulCoturer of the Equipment INITIALS

     (g) LESSEE SHALL HAVE NO REMEDY FOR CONSEGUENTIAL OR INCIDENTAL DAMAGES AGAINST LESSOR and

     (h) NO DEFECT DAMAGE OR UNFITNESS OF THE EGUIRMENT FOR ANY PURPOSE SHALL RELIEVE LESSEE OF THE OBLIGATION TO PAY RENT OR RELIEVE LESSEE OF ANY OTrrER OBLIGATION UNDER THIS LEASE The parties have soecificaily neoutiated and adrend to the torenoino barsoraph

     4 STATUTORY FINANCE LEASE Lessee agrees and acknowledges that it is the intent of both parties to this Lease that it qualify as a Statutory finance lease under Artide 2A of the Uniform Commercial Code Lessee acknowledges and agrees that Lessee has selected both (1) the Equipment, and (2) the Supplier from whom Lessor is to purchase the Equipment Lessee acknowledges that Lessor has not participated in any way in Lessee's selection of the Equipment or of the supplier and Lessor has not selected manufactured, or supplied ihe Equipment

   LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING THE LESSOR'S PURCHASE OF THE EOUIPMENT FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTACT THE SUPPLIER OF THE EOUIPMENT FOR A DESCRIPTION OF ANY SUCH RIGHTS

     5 ASSIGNMENT BY LESSEE PROHIBITED WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. LESSEE SHALL NOT ASSIGN THIS LEASE OR SUBLEASE THE EOUIPMENT OR ANY INTEREST THEREIN, OR PLEDGE OP TRANSFER THIS LEASE, OR OTHERWISE DISPOSE OF THE EOUIPMENT COVERED HEREBY

     6 COMMENCEMENT, RENTAL PAYMENTS, INTERIM RENTALS This Lease shall commence upon the written acceptance hereof by Lessor and shall end upon full performance and observance by Lessee of each and every term, conctition and covenant set forth in this Lease, any Schedules hereto and any extenvons hereof Rental payments Shall be in the amounts and frequency as set forth or, me tace of this Lease or any Schedules hereto In addition to regular rentals, Lessee shalt pay to Lessor intesm rent for the use of the Equipment phor to the due date of the first payment Inteem reef shaf be in an amount equal to 1/30th of the monthly rental, multiplied by the number ot ovys elapsing between the date on which the Equipment is accepted by Lessee and the commencement hate of this Lease, together wtth the nomber of days elapsing between commencement of the Lease and the due date of the first payment The payment of intenm renl xhaIl be due and payable upon Lessee's receipt of invoice from Lessor Ilne rental penoof under the Lease shall terminate following the last dap of the terms stated On the face hereof or in any Schectuve hereto unless such Lease or Schedule has been extended or otbenese modified Lessotor shaft have no obligation to Lessee under this Lease if the Equipment, for whatever reason, ix not delivered to Lessee vethin ninety (90) days after Lessee egna this Lease Lessor shall have no obligahon to Leaxee Uroder this Lease if Lessee fails tO execute and deliver to Lessor an Acknowledgement and Acceptance of Equipment by Lessee acknoafedging its acceptance of the Equipment within thirty (30) days after it is delivered to Lessee, with respect to this Lease or any Schedule hereto

     THIS LEASE IS NOT CANCELABLE OR TERMINABLE BY LESSEE

     SEE REVERSE SIDE FOR ADDITIONAL TERMS AND CONDITIONS WHICH ARE A PART OF THIS LEASE

     LESSEE UNDERSTANDS AND ACKNOWLEDGES THAT NO BROKER OR SUPPLIER, NOR ANY SALESMAN. BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, IS AN AGENT OF LE~SOR NO BROKER OR SUPPLIER NOR ANY SALESMAN, BPOKEO, OR AGENT OF ANY BROKER OR SUPPLIER, IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDiTiON OF THIS LEASE, AND NO REPRESENTATION AS TO THE EOUIPMENT OR ANY OTHER MATTER BY THE BROKER OR SUPPLIER. NOR ANY SALESMAN, BROKER, OR AGENT OF ANY BROKER OR SUPPLIER, SHALL IN ANY WAY AFFECT LESSEE'S DUTY TO PAY THE RENTALS AND TO PERFORM LESSEE'S OBLIGATIONS SET 'ORTH IN ThIS LEASE

     7 CHOICE OF LAW This Lease shall not be eflective until signed by Lessor at as pnncipal office listed above This Lease Shall be considered to have been made in the State of Lesso~s perelpat place of ousineas listed anove and shall be interpreted in accordance with the laws and regutations of the State of Lessors poncipal place of buChess Lessee agrees to Iunsdiclion in the State of Lessors principal place of business listed above in any action suit or proceeding regarding this Leas~ and concedes that it, and each of them transacted business in the State of Lessors pencipal place or business lisled above by entenng intO this Lease In the event of any legal action veth regard to this lease 9(the equ pmenf covered hereby. Lessee agrees that venue may be laid in the County of Lessors principal place of business

LESSEE                                                                    LESSOR

Play Co. Toys Entertainment Corp.
James B. Frakes CFO/Corporate Secretary                                   Harold Noriega, President of General Partner

                                   ADDENDUM A




ADDENDUM A TO LEASE AGREEMENT NUMBER #

     This Addendum is incorporated into and made a part of the above-noted Lease Agreement and all supporting documents (IILcaseYv) by and between Pacifica Capital, as Lessor and Play Co. Toys & Entertainment Corp., as Lessee dated May 15 1998 capitalized terms used but not defined herein shall have the same meaning given to them in the Lease.

     The provision of the aforementioned Lease notwithstanding Lessor and Lessee mutually agree to amend the above referenced lease as follows:

     The Lease payment shall be in the sum of$l,880.81.

     All other terms, provisions and conditions of the lease remain in full force and effect.


IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A




ADDENDUM A TO LEASE AGREEMENT NUMBER #

     This Addendum is incorporated into and made a part of the above-noted Lease Agreement and all supporting documents (11Lease") by and between Pacifica Capital, as Lessor and Play Co. Toys & Entertainment Corp., as Lessee dated Mav 15, 19~pitalized terms used but not defined herein shall have the same meaning given to them in the Lease.

     The provision of the aforementioned Lease notwithstanding Lessor and Lessee mutually agree to amend the above referenced lease as follows:

     Paragraph 21F modified to read as follows: Lessee defaults on any other agreement it has with lessor EXECUTED SUBSEQUENT TO THE DATE HEREOF; or

     Paragraph 22 Remedies modified to read as follows: If Lessee is in default, Lessor, WITH 10 DAYS WRITTEN NOTICE AND THE RIGHT TO CURE, shall have the right to exercise any one or more of the following remedies, concurrently or separately, and without any election of remedies being deemed to have been made.

     All other terms, provisions and conditions of the lease remain in full force and effect.


     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A

                             EXHIBIT "A" PAGE 1 OF 6
                                    LEASE NO.

QUANTITY       EQUIPMENT DESCRIPTION --
Vendor #1      Play Co. Toys & Ente rtai nmen t Corp
(Spacewall)    550 Rancheros Dr.
               San Marcos, CA 92069

14        96" T X3' W
36        96"TX4' W
2         60"TX3'W
11        60" T X 4' W

Vendor #2           Play Co. Toys & Entertainment Corp.
(Tustin Wood Works, 550 Rancheros Dr.
Incorporated)       San Marcos, CA 92069

1 NEW CASH WRAP FOR CENTURY CITY INCLUDING 2 ROUND IMPULSE UNITS AND 2 ANGLED PARTS OF CASH WRAP

Vendor #3                           Play Co. Toys & Entertainment Corp.
(Signage Solution)                  550 Rancheros Dr.
                                    San Marcos, CA 92069

1                                   One Set of 11" Reverse Halo Letters



     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A



                                   EXHIBIT "A"
                                    LEASE NO.
OUANTITY                   EOUIPMENT DESCRIPTION

Vendor #4                           Play Co. Toys & Entertainment Corp.
(Wallach 's)                        550 Rancheros Dr.
                                    San Marcos, CA 92069

362 Sq. Yd.                        Royal Blue High Grade Carpet
1.00 Sq. Yd.                       Carpet: add to original contract for
                                   Designweave 4Ooz. to match Bentley Kings
                                   Road Color Sapphire

Vendor #5                           Play Co. Toys & Entertainment Corp.
(G.S.I.)                            550 Rancheros Dr.
                                    San Marcos, CA 92069

8                                   36" X 8" 1/4" CLEAR GLASS POLISH ALL
8                                   36" X 10"       "SAME"
12                                  36" X 12"       "SAME"
4                                   36" X 16"       "SAME"
4                                   36" X 18"       "SAME"
22                                  48" X 12"       "SAME"
22                                  48" X 16"       "SAME"
22                                  48" X 18"       "SAME"





     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A

                                   EXHIBIT "A"
                                    LEASE NO.

OUANTITY            EOUIPMENT DESCRIPTION

Vendor #6                    Mici Installation
                             24585 Kings View
                             Laguna Niguel, CA 92677


1 Installation of all store fixtures, glass case, all CDC fixtures, & canopies and 28 glass door kits. All hardware for anchoring plus box comers. Anchor all wall units accoording to plan.

Vendor #7                           TruSsworks
                                    325 South Maple Avenue, #28
                                    So. San Franciso, CA 94080
                                    650-742-0709

1                                   2' Radius 90' section
2                                   4' Radius 45' section
2                                   2' Radius 90' section, Horizontal
I                                   6' 7 1/2" sq. straight truss
1                                   7' 8-3/4" Sq. straight truss
2                                   7' 0" Sq. straight truss
1                                   2' 1-3/8" sq. straight truss
I                                   8-1/2" straight truss
2                                   1' 11-3/8" straight truss
1                                   5' 0" straight flat truss
1                                   5' 9-1/2" straight flat truss
2                                   3 7-1/2" sq. straight truss
10                                  12' 0" suspension cable, wi shackle



     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A



                                   EXHIBIT "A"
                               LEASE NO. _________
OUANTITY                   EOUIPMENT DESCRIPTION



Vendor #8                           Tustin Wood Works, Incorporated
                                    2660 Walnut Ave., Unit F
                                    Tustin, CA 92780
                                    714-731-2803

2                                   ROUNDED SEAT AREA
1                                   BOOKCASE FOR CENTURY CITY
34                                  FACIA PIECES
1                                   SQUARE STEP DISPLAY
1                                   HOBBY CASH WRAP
7                                   RECTANGULAR DISPLAY CASES WITH
                                    MIRROR BACKS 0N3
2                                   ANGLED DISPLAY CASES WITH FLOURECENT LIGHTS AT SIDES AND A
                                    FLOURECENT AT TOP
2                                   DISPLAY CASES 25 1/2" WIDE & 36" WIDE WITH SPOT LIGHTS &
                                    FLOURECENT AT TOP
1                                   WEDGE CABINET FOR CENTURY CITY
                                    61" HIGH WHITE
3                                   LAMINATED SHELVES WHITE FOR CENTURY CITY
1                                   ANGLED CABINET 72" HIGH WHITE & RED FOR CENTIRY CITY
2                                   3" x 72" FILLER PCS LAMINATED ON 4 SIDES WITH WHITE LAMINATE



     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   ADDENDUM A

                                   EXHIBIT "A"
                                    LEASE NO.

QUANTITY


Vendor #9
             Lozier Corporation
             P.O. Box 3577
             Omaha, NE
             402-457-8000

50          PLT BACK, 48WX66H,72H UPRITE OR 66H UPPER, PEG
14          PLT, BACK,48WX54H,60H UPRITE OR 54H UPPER, PEG
12          PLT S  STYLE  SHELF,48X22D
8           PLT S  STYLE  DECK,  36W X 16D
6           PLT S STYLE SHELF, 36W X 16D
8           PLT S STYLE SHELF, 36WX22D
36          PLT S STYLE SHELF, 48WX22D
45          PLT  SLOTWALL  CENTER  RAIL,48W
15          PLT  SLOTWALL  CENTER  RAIL,  36W SLV
10          SLOTWALL BACK SPACER CLIP
45          PLT BOTTOM RAIL,  48W, HEAVY DUTY
15          PLT BOTTOM RAIL, 36W, HEAVY DUTY
13          CHR  BASE   ENDTRIM,   16D,  06  BASE,   PAIR-LH/RH
8           SAT DOORKIT,36WX4OH,GLASS,W/LOCK
4           SAT DOORKIT,36WX50H,GLASS,W/LOCK
10          SAT DOORKIT,48WX50H,GLASS,W/LOCK
6           SAT DOOR KIT,48WX87H,TEMP GLASS,W/LOCK
4           PLT MULTI-PURPOSE BRKTS, 16D,FLAT,PAIR-LH/RH
3           I09 END DECK, 35WX16D,06 BASE
3           PLT END HOSE  PANEL,36WX68H,05, BASE,PTDSLOTWL
6           BASE  BPACKET  ANCHOR PLATE, PACK CF 10
18          CANOPY LITE BRKT,FOR UNDER SHELF APPL




     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

                                   EXHIBIT "A"
                                   LEASE NO.

QUANTITY                 EQUIPMENT DESCRIPTION


Vendor #9


4 GLASS SHELF BRKT, 08D
4 GLASS SHELF BRKT, lOD
17 GLASS SHELF BRKT,12D
13 GLASS SHELF BRKT,16D
13 GLASS SHELF SHELF, 18D
36 BCP GLASS SHELF SUPPORT CHANNEL,36W
66 BCP GLASS SHELF SUPPORT CHANNEL, 48W
72 GLV CANOPY BRKT, FOR LAM CANOPY
4 PLT S STYLE SHELF, 36WX22D
6 PLT S STYLE SHELF,36WX19D
12 PLT S STYLE SHELF,36WX17D
8 PLT S STYLE SHELF,36WX15 D
2 PLT S STYLE SHELF, 36WX13D
2 PLT S STYLE SHELF,36WX10D
6 3CP GLASS SHELF BRKT, 12D
6 3CP GLASS SHELF BRKT, 16D
6 3CP GLASS SHELF BRKET, 13D
2 PLT S STYLE SHELF,36WX1OD
2 PLT S STYLE SHELF, 36WX13D
2 PLT S STYLE SHELF, 36WX16D
2 PLT S STYLE SHELF,36WX19D




     IN WITNESS WHEREOF the parties hereto have caused this Addendum to be duly executed as of this 19th day of May 1998.

Acknowledged and Agreed by Lessee:

LESSEE:       Play Co. Toys & Entertainment Corp.


James B. Frakes, CFO/Corporate Secretary

LESSOR.                                                             LEASE NUMBER


Pacifica Capital
4 Venture Suite #260
Irvine, CA 92618

   LESSEE

                                                                   DATE OF LEASE
                                                                    May 15, 1998

Play Co. Toys & Entertainment Corp.
550 Rancheros Drive
San Marcos, CA 92069


                         ACKNOWLEDGEMENT AND ACCEPTANCE
                             OF EQUIPMENT BY LESSEE

             See Exhibit "A" Attached Hereto and Made A Part Hereof






     Lessee hereby acknowledges that the Equipment described above has been received in good condition and repair, has been properly installed, tested, and inspected, and is operating satisfactorily in all respects for all of Lessee's intended uses and purposes. Lessee hereby accepts unconditionally and irrevocably the Equipment.

     By signature below, Lessee specifically authorizes and requests Lessor to make payment to the supplier of the Equipment. Lessee agrees that said Equipment has not been delivered, installed, or accepted on a trial basis.

     WITH THE DELIVERY OF THIS DOCUMENT TO LESSOR, LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE'S OBLIGATIONS TO LESSOR BECOME ABSOLUTE AND IRREVOCABLE AND LESSEE SHALL BE FOREVER ESTOPPED FROM DENYING THE TRUTHFULNESS OF THE REPRESENTATIONS MADE IN THIS DOCUMENT

DATE OF ACCEPTANCE
May 21, 1998

                                      LESSEE Play Co. Toys & Entertainment Corp.
                                            James Frakes CFO/Corporate Secretary



     IMPORTANT THIS DOCUMENT HAS LEGAL AND FINANCiAL CONSEQUENCES TO YOU DO NOT SIGN THIS DOCUMENT UNTiL YOU HAVE ACTUALLY RECEIVED ALL OF THE EQUIPMENT AND ARE COMPLETELY SAT~SiFIED WITH IT

                               I HEREBY AUTHORiZE________________ ______________
                                 TO ORALLY VERIFY MY/OUR ACCEPTANCE OF ThE ABOVE
                                             REFERENCED EQUIPMENT IN MY ABSENCE.

                                  BILL OF SALE


     For and in consideration of the sum ofThirty One Thousand TWO/Hu~)rI~SEiYhtY Eight &14/lOO ~ and other valuable consideration, the receipt and svfficiency of which are hereby acknowledged, Play Co. Toys & Entertainment Corp. (hereiii rererred to as "Seller") does hereby sell, grant, transfer and deliver all its rights, title and interest in and to the equipment described below (the "Equipment"):

             SEE EXHIBIT "A'~ ATTACHED HERETO AND MADE A PART HEREOF

     unto Pacifica Capital ( herein referred to as "Purchaser"), to have and to hold said Equipment forever. The Equipment is sold "AS, WHERE IS," and the foregoing description of the Equipment is for the sole purpose of identifying it and is not part of the basis of the bargain. All cost incidental to the transfer and/or delivery of the Equipment, including but nor limited to any applicable sales or use tax, and/or any applicable registration fees shall be borne solely by the Purchaser.

     THE CONVEYANCE OF THE EQUIPMENT MADE HEREBY IS WITHOUT RECOURSE TO THE SELLER, AND WITHOUT ANY WARRANTIES OF SELLER, WHETHER WRITTEN, ORAL OR IMPLIED, excepting only that Seller represents that the Equipment is free of encumbrances created by Seller. SELLER SHALL NOT, BY VIRTUE OF HAVING SOLD THE EQUIPMENT, BE DEEMED TO HAVE MADE ANY REPRESENTATION OF WARkANTY AS TO THE MERCHANTABILITY, FITNESS, DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT.


Play Co. Toys & Entertainment Corp.
By James B. Frakes

Title

                              ASSIGNMENT OF INVOICE

     KNOW ALL MEN BY THESE  PRESENTS:  THAT  REFERENCE  IS  HEREBY  MADE TO that certain equipment Lease dated 5/15/98 by and between Play Co. Toys & Entertainment Corp. (Lessee), and Pacifica Capital (Lessor), and in which Toys International (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,

     Lessee and Lessor mutually agreed that the subject leased person~ property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor. It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment

Assignor hereby assigns and conveys to   Pacifica Capital

     (Lessor) all of its right, title and interest that it may have in and under that certain Vendor ***SEE BEL0W*** Invoice No. ____________dated ________________ from Lozier Corporation ____________(Vendor), attached hereto and in the equipment identified therein (Equipment)

     Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceptance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Capital (Lessor) free from any chims and encumbrances.

     IN WITNESS WHEREOF, Assignor has hereunto executed this document this day of 1998

                    **** Invoice~#105103-000-00 dated 4/6/98
                      Invoice #983989-000-00 dated 3/24/98
                       Invoice #105103-002-00 dated 4/7/98

Assignor: Play Co. Toys & Entertainment Corp.
By:   __________
James B. Frakes


Title:   CFO/Corporate Secretary

                              ASSIGNMENT OF INVOICE



     KNOW ALL MEN BY THESE PRESENTS: THAT REFERENCE IS HEREBY MADE TO that certain equipment Lease dated 5/15/98 , by and between Play Co. Toys & Entertainment Corp. (Lessee), and Pacifica Capital (Lessor), and in which P1ayco Toys (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,

     Lessee and Lessor mutually agreed that the subject ~eased person~ property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor. It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment.

     Assignor hereby assigns and conveys to Pacifica Capital (Lessor) all of its right, title and interest that it may have in and under that certain Vendor Invoice No. 2452 & 2485 dated 3/27/98 & 4/22/98, from Tustin Wood Works, Incorporatec(Vendor), attached hereto and in the equipment identified therein (Equipment). Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceptance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Capital (Lessor) free from any claims and encumbrances.

     IN WITNESS WHEREOF, Assignor has hereunto executed this document this 15th day of May 1998




Assignor: Play Co. Toys & Entertainment Corp.


By: _________
James B. Frakes


Title: CFO/Corporate Secretary

                              ASSIGNMENT OF INVOICE



     KNOW ALL MEN BY THESE PRESENTS: THAT REFERENCE IS HEREBY MADE TO thatcertainequipmentLeasedated 5/15/98 byandbetween Play Co. Toys & Entertainment Corp. (Lessee), and Pacifica Capital (Lessor), and in which P1 av Co Toys (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,


     Lessee and Lessor mutually agreed that the subject leased personal property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor. It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment.


     Assignor hereby assigns and conveys to Pacifica Capital (Lessor) all of its right, title and interest that it may have in and under that certain Vendor Invoice No. none dated Mav 2, 1998 from Mici Installation ____________ (Vendor), attached hereto and in the equipment identified therein (Equipment). Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceprance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Capital (Lessor) free from any claims and encumbrances.

     IN WITNESS WHEREOF, Assignor has hereunto executed this document this 15th day of May, 1998




Assignor: Play Co. Toys & Entertainment Corp.

By: James Frakes

Title: CFO/Corporate Secretary

                              ASSIGNMENT OF INVOICE

     KNOW  ALL  MEN  BY  THESE  PRESENTS:  THAT  REFERENCE  IS  HEREBY  MADE  TO
thatcertainequipmentLeasedated 5/15/98 ,byandbetween Play Co. Tovs & Entertainment Corp. (Lessee), and Pacifica Capital (Lessor)1 and in which P1ayco Toys (Assignor, for purposes of this Assignment of Invoice only) has a certain interest, that pursuant thereto,

     Lessee and Lessor mutually agreed that the subject leased personal property would be ordered by Lessor and purchased from the equipment vendor(s) with said vendor directly invoicing Lessor. In that vendor(s) erroneously invoiced Assignor, said invoice has not been paid by Assignor nor Lessee but rather has been forwarded to Lessor It was not the intention of Assignor or Lessee to acquire any rights, title or interest in the subject equipment.

     Assignor hereby assigns and conveys to Pacifica Capital (Lessor) all of its right, title and interest that it may have in and under ~at certain Vendor InvoiceNo. M198()285 dated 3/27/98 from Trussworks (BGB Incorporated ~Vendor), attached hereto and in the equipment identified therein (Equipment). Assignor represents and warrants that Assignor has the right to assign said Invoice, and that acceptance of such assignment and payment of the purchase price shall vest full right, title and interest in the Equipment in Pacifica Ca~ital (Lessor) free from any claims and encumbrances.

     IN WITNESS WHEREOF, Assignor has hereunto execu~d this document this 15th day of May 1998


Assignor: Play Co. Toys & Entertainment Corp.
By: James Frakes
Title: CFO/Corporate_Secretary

                                  BILL OF SALE


     For and in consideration ofthe sum ofThirtv One Thousand ~ Eight &14/lOO and other valuable consideration, the receipt and svfficiency of which are hereby acknowledged, Play Co. Toys & Entertainment Corp. (hereui rererred to as "Seller") does hereby sell, grant, transfer and deliver all its rights, title and interesi in and to the equipment described b~ow (the "Equipment"):

             SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART HEREOF

unto Pacifica Capital ( herein referred to as "Purchaser"), to have and to hold said Equipment forever. The Equipment is sold "AS, WHERE IS," and the foregoing description of the Equipment is for the sole purpose of identifying it and is not part of the basis of the bargain. All cost incidental to the transfer and/or delivery of the Equipment, including but nor limited to any applicable sales or use tax, and/or any applicable registration fees shall be borne solely by the Purchaser.

     THE CONVEYANCE OF THE EQUIPMENT MADE HEREBY IS WITHOUT RECOURSE TO THE SELLER, AND WITHOUT ANY WARRANTIES OF SELLER, WHETHER WRITTEN, ORAL OR IMPLIED, excepting only that Seller represents that the Equipment is free of encumbrances created by Seller. SELLER SHALL NOT, BY VIRTUE OF HAVING SOLD THE EQUIPMENT, BE DEEMED TO HAVE MADE ANY REPRESENTATION OF WARRANTY AS TO THE MERCHANTABILITY, FITNESS, DESIGN OR COND~ON OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT. Dated this l5th day of May 1998.

Play Co. Toys & Entertainnient Corp.

By James B. Frakes

Title:   CFO/Corporate Secretary